SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             -----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                             November 15, 2002

                             -----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of   (Commission File            (IRS Employer
incorporation or organization)        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                      68145                    (402)895-6640
(Address of principal             (Zip Code)(Registrant's telephone number)
   executive offices)

ITEM 5.   OTHER EVENTS.

     On November 15, 2002, the registrant issued a news release announcing that J.B. Hunt Transport Services, Inc. and Werner Enterprises, Inc. have reached an agreement in principle to sell a portion of Werner Enterprises' ownership interest in Transplace, Inc. to J.B. Hunt. A copy of the news release is filed as an exhibit to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     Exhibit 99.1 News release issued by the registrant on November 15, 2002.



                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      November 15, 2002            By:  /s/ John J. Steele
           -----------------                 -----------------------------
                                             John J. Steele
                                             Vice President, Treasurer and
                                               Chief Financial Officer


Date:      November 15, 2002            By:  /s/ James L. Johnson
           -----------------                 -----------------------------
                                             James L. Johnson
                                             Vice President, Controller and
                                              Corporate Secretary